RECEIVABLES PURCHASE AGREEMENT


                                     between


                         BMW FINANCIAL SERVICES NA, LLC,

                                   as Seller,

                                       and


                             BMW FS SECURITIES LLC,

                                  as Depositor




                             Dated as of May 1, 2001

                                TABLE OF CONTENTS

                                                                                                       Page
Article I             CERTAIN DEFINITIONS...............................................................1

Article II            CONVEYANCE OF RECEIVALBES.........................................................3

         SECTION 2.01.           Conveyance of Initial Receivables......................................3
         SECTION 2.02.           The Closing............................................................4
         SECTION 2.03.           Conveyance of the Subsequent Receivables...............................4
Article III           REPRESENTATIONS AND WARRANTIES....................................................7

         SECTION 3.01.           Representations and Warranties of the Depositor........................7
         SECTION 3.02.           Representations and Warranties of the Seller...........................8
Article IV            CONDITIONS.......................................................................20

         SECTION 4.01.           Conditions to Obligation of the Depositor.............................20
         SECTION 4.02.           Conditions to Obligation of the Seller................................21
Article V             COVENANTS OF THE SELLER..........................................................22

         SECTION 5.01.           Protection of Right, Title and Interest...............................22
         SECTION 5.02.           Other Liens or Interests..............................................23
         SECTION 5.03.           Costs and Expenses....................................................23
         SECTION 5.04.           Hold Harmless.........................................................23
Article VI            MISCELLANEOUS PROVISIONS.........................................................24

         SECTION 6.01.           Obligations of Seller.................................................24
         SECTION 6.02.           Repurchase Events.....................................................24
         SECTION 6.03.           Depositor Assignment of Repurchased Receivables.......................24
         SECTION 6.04.           Transfer to the Issuer................................................24
         SECTION 6.05.           Amendment.............................................................24
         SECTION 6.06.           Waivers...............................................................25
         SECTION 6.07.           Notices...............................................................25
         SECTION 6.08.           Costs and Expenses....................................................25
         SECTION 6.09.           Representations of the Seller and the Depositor.......................26
         SECTION 6.10.           Confidential Information..............................................26
         SECTION 6.11.           Headings and Cross-References.........................................26
         SECTION 6.12.           GOVERNING LAW.........................................................26
         SECTION 6.13.           Counterparts..........................................................26
         SECTION 6.14.           Third Party Beneficiary...............................................26
         SECTION 6.15.           No Proceedings........................................................26

                                    Exhibits
Exhibit A                  Matters Addressed in Opinion of Seller's Counsel
Exhibit B                  Subsequent Purchase Agreement
Schedule I                 Schedule of Receivables
Schedule II                Location of Receivable Files
Schedule III               Receivable File Schedule

         RECEIVABLES PURCHASE AGREEMENT dated as of May 1, 2001, between BMW FINANCIAL SERVICES NA, LLC, a Delaware limited liability company (the "Seller") and BMW FS SECURITIES LLC, a Delaware limited liability company, as depositor (the "Depositor").

                                    RECITALS

         WHEREAS, in the regular course of its business, BMW FS has purchased certain motor vehicle retail installment sale contracts secured by new and used automobiles, sport utility vehicles and motorcycles from certain motor vehicle dealers;

         WHEREAS, the Seller and the Depositor wish to set forth the terms pursuant to which such contracts are to be sold by the Seller to the Depositor; and

         WHEREAS, the Depositor intends, concurrently with its purchase hereunder, to convey all of its right, title and interest in and to all of such contracts to BMW Vehicle Owner Trust 2001-A (the "Issuer") pursuant to a Sale and Servicing Agreement dated as of May 1, 2001 (the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Seller, Servicer, Administrator and Custodian, and The Chase Manhattan Bank, as Indenture Trustee, and the Issuer intends to pledge all of its right, title and interest in and to such contracts to the Indenture Trustee pursuant to the Indenture dated as of May 1, 2001 (the "Indenture"), by and between the Issuer and the Indenture Trustee.

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

         Terms not defined in this Agreement shall have the meanings assigned thereto in the Sale and Servicing Agreement or the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreement" shall mean this Receivables Purchase Agreement, as the same may be amended and supplemented from time to time.

         "BMW FS" shall mean BMW Financial Services NA, LLC.

         "Conveyed Assets" shall have the meaning set forth in Section 2.01.

         "Depositor" shall mean BMW FS Securities LLC, a Delaware limited liability company, its successors and assigns.

         "Indenture" shall have the meaning set forth in the recitals.

         "Initial Receivable" shall mean any Contract listed on Schedule I hereto (which Schedule may be in the form of microfiche).

         "Lien Certificate" means with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

         "Prospectus" shall have the meaning set forth in the Underwriting Agreement.

         "Prospectus Supplement" means the Prospectus Supplement dated May 10, 2001 relating to the BMW Vehicle Owner Trust 2001-A in the form attached hereto as Exhibit C.

         "Receivable" shall mean the Initial Receivables and the Subsequent Receivables.

         "Registrar of Titles" means with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "Registration Statement" means Registration Statement No. 333-56802 filed by the Depositor with the Securities and Exchange Commission in the form in which it became effective on May 8, 2001.

         "Repurchase Event" shall have the meaning specified in Section 6.02.

         "Sale and Servicing Agreement" shall have the meaning set forth in the recitals.

         "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule I (which Schedule may be in the form of microfiche).

         "Seller" shall mean BMW FS, and its successor and assigns.

         "Subsequent Purchase Agreement" shall mean a duly executed written purchase agreement entered into during the Funding Period, substantially in the form of Exhibit B hereto.

         "Subsequent Receivable" shall mean any of the Contracts sold to the Depositor during the Funding Period, listed on Schedule A to the related Subsequent Purchase Agreement.

         "Subsequent Transfer Date" shall mean the date designated by the Seller during the Funding Period on which Subsequent Receivables are to be transferred to the Depositor in accordance with Section 2.03 hereof and pursuant to the Subsequent Purchase Agreement.

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

         "Transfer Date" shall mean the Closing Date, in the case of the Initial Receivables, and the Subsequent Transfer Date, in the case of the Subsequent Receivables.

         "Underwriters" means each of J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Alex. Brown Inc. and Salomon Smith Barney, Inc.

         "Underwriting Agreement" means the Underwriting Agreement dated May 10, 2001 relating to BMW Vehicle Owner Trust 2001-A among BMW FS, the Depositor and JPMorgan, as representative of the Underwriters.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVALBES

SECTION 2.01.     Conveyance of Initial Receivables.
                  ---------------------------------

                  (a) In consideration of the Depositor's delivery to or upon the order of the Seller on the Closing Date of $1,489,992,839.91 (the "Purchase Price"), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the obligations of the Seller herein) all right, title, and interest of the Seller in and to:

                  (i) the Initial Receivables and all moneys received thereon after the close of business on April 30, 2001;

                  (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

                  (iii) any Liquidation Proceeds and any other proceeds with respect to the Initial Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy;

                  (iv) any property that shall have secured an Initial Receivable and that shall have been acquired by or on behalf of the Seller;

                  (v) all documents and other items contained in the Receivable Files;

                  (vi) all proceeds from any Initial Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and



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

                  (vii) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (vi) above, the "Conveyed Assets").

                  (b) The Seller and the Depositor intend that the transfer of assets by the Seller to the Depositor pursuant to this Agreement be a sale of the ownership interest in such assets to the Depositor, rather than the mere granting of a security interest to secure a borrowing. In the event, however, that such transfer is deemed not to be a sale but to be of a mere security interest to secure a borrowing, the Seller shall be deemed to have hereby granted to the Depositor a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, which security interest shall be perfected and of first priority, and this Agreement shall constitute a security agreement under applicable law. Pursuant to the Sale and Servicing Agreement and Section 6.04 hereof, the Depositor may sell, transfer and assign to the Issuer (i) all or any portion of the assets assigned to the Depositor hereunder, (ii) all or any portion of the Depositor's rights against the Seller under this Agreement and (iii) all proceeds thereof. Such assignment may be made by the Depositor with or without an assignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

         SECTION 2.02. The Closing. The sale and purchase of the Initial Receivables shall take place at a closing at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue New York, New York 10153 on the Closing Date, simultaneously with the closing under (a) the Sale and Servicing Agreement, (b) the Indenture and (c) the Trust Agreement.

         SECTION 2.03. Conveyance of the Subsequent Receivables.
                       ----------------------------------------

                  (a) Subject to and upon the terms and conditions set forth in paragraph (b) below and in the Subsequent Purchase Agreement, BMW FS hereby agrees to sell, transfer, assign, set over and otherwise convey to Depositor, without recourse, (subject to the obligations of BMW FS set forth herein) in consideration of Depositor's payment on the Subsequent Transfer Date of the purchase price therefor (as set forth in the Subsequent Purchase Agreement), and Depositor hereby agrees to purchase, all right, title and interest of BMW FS in and to (i) the related Subsequent Receivables set forth on Schedule A to the Subsequent Purchase Agreement and all monies due thereon on or after the Subsequent Cutoff Date; (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Subsequent Receivables and any other interest of BMW FS in such Financed Vehicles; (iii) any Liquidation Proceeds and any other proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy; (iv) any property that shall have secured a Subsequent Receivable and shall have been acquired by or on behalf of BMW FS; (v) all documents and other items contained in the Receivables Files; (vi) all proceeds from any Subsequent Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and (vii) the proceeds of any and all of the foregoing. BMW FS agrees, subject to the terms and conditions herein applicable to transfers of Subsequent Receivables, and subject to the execution of the Subsequent Purchase Agreement by the parties thereto, sell to the Depositor during the Funding Period Subsequent Receivables having an aggregate principal balance approximately equal to the Pre-Funded Amount.

                  (b) BMW FS shall transfer to Depositor, and the Depositor shall purchase, the related Subsequent Receivables and related assets on any Subsequent Transfer Date only if each of the following conditions precedent are satisfied on or prior to the Subsequent Transfer Date:

                  (i) BMW FS shall have provided the Depositor, the Indenture Trustee, the Owner Trustee and the Rating Agencies with an Addition Notice not later than 5 Business Days prior to the Subsequent Transfer Date and shall have provided any information reasonably requested by any of the foregoing with respect to the related Subsequent Receivables;

                  (ii) BMW FS shall have delivered to the Depositor, the Owner Trustee and the Indenture Trustee a Subsequent Purchase Agreement, which shall include supplements to Schedule I hereto listing the Subsequent Receivables;

                  (iii) BMW FS shall have provided to the Depositor for deposit into the Collection Account on or prior to the Subsequent Transfer Date, with respect to each related Subsequent Receivable, the collections with respect thereto received on or after the Subsequent Cutoff Date unless BMW FS is the Servicer and meets the requirements for monthly deposits of Section 5.02 of the Sale and Servicing Agreement, in which case such collections shall be deposited in accordance with such Section;

                  (iv) on the Subsequent Transfer Date, (A) BMW FS was not insolvent and will not become insolvent as a result of the transfer of the related Subsequent Receivables on the Subsequent Transfer Date, (B) BMW FS did not intend to incur or believe that it would incur debts that would be beyond such Seller's ability to pay as such debts matured, (C) such transfer was not made with actual intent to hinder, delay or defraud any Person and (D) the assets of such Seller did not constitute unreasonably small capital to carry out its business as conducted;

                  (v) the Funding Period shall not have terminated;



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                  (vi) each of the representations and warranties made by BMW FS pursuant to Section 3.02(b) and (c) with respect to the related Subsequent Receivables shall be true and correct as of the Subsequent Transfer Date, and BMW FS shall have performed all obligations to be performed by it hereunder on or prior to the Subsequent Transfer Date;

                  (vii) each Subsequent Receivable shall have a Scheduled Payment due during the Collection Period for the month immediately following the month in which the Subsequent Transfer Date occurs, provided, however, that with respect to Subsequent Receivables relating to motorcycles those Subsequent Receivables shall have a Scheduled Payment due during one of the first 3 Collection Periods after the Subsequent Transfer Date occurs;

                  (viii) the addition of any of the related Subsequent Receivables will not result in a material adverse tax consequence to the Trust, the Noteholders or the Certificateholders;

                  (ix) BMW FS shall have delivered to the Indenture Trustee, the Owner Trustee and each Rating Agency a statement listing the aggregate Principal Balance of the related Subsequent Receivables to be transferred and any other information reasonably requested by any of the foregoing with respect to such Subsequent Receivables;

                  (x) BMW FS shall have delivered to (A) the Trust, each Rating Agency, the Depositor and the Indenture Trustee, an Opinion of Counsel with respect to the transfer of the related Subsequent Receivables substantially in the form of, or confirming, the Opinion of Counsel delivered to each Rating Agency and the Depositor on the Closing Date and any other opinions reasonably required by the Depositor or the Rating Agencies and (B) the Owner Trustee, the Depositor and the Indenture Trustee, the Opinion of Counsel required by Section 10.02(i)(A) of the Sale and Servicing Agreement;

                  (xi) the Rating Agency Condition shall be satisfied with respect to the transfer of the Subsequent Receivables to the Trust; and

                  (xii) BMW FS shall have delivered to the Indenture Trustee, the Depositor and the Owner Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph.

BMW FS covenants that in the event that any of the foregoing conditions shall not have been satisfied with respect to any related Subsequent Receivable as of the date required as specified above, BMW FS will immediately repurchase or cause to be repurchased the related Subsequent Receivable at a price equal to the Purchase Amount thereof, in the manner specified in Section 6.02.



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

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants as follows to the Seller and the Indenture Trustee as of the date hereof and the Transfer Date:

                  (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions, including a license pursuant to the Pennsylvania Motor Vehicle Sales Finance Act [applied for], where the failure to do so would materially and adversely affect the Depositor's ability to acquire the Receivables or the validity or enforceability of the Receivables.

                  (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary corporate action.

                  (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principals or equity (whether applied in a proceeding at law or in equity).

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or violate any law, rules or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Depositor is a party.

                  (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

                  (h) The Depositor meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") the Registration Statement on such Form, including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Securities.

                  (i) On the date of this Agreement, the Registration Statement will comply in all material respects with the applicable requirements of the Act, and the respective rules and regulations of the Commission thereunder (the "Rules and Regulations").

                  (j) On the date of this Agreement, the Depositor is not aware of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose.

         SECTION 3.02. Representations and Warranties of the Seller.
                       --------------------------------------------

                  (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer Date:

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a limited liability company under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.



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

                  (ii) Due Qualification. The Seller is duly authorized to transact business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller and its subsidiaries, considered as one enterprise.

                  (iii) Power and Authority. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies and except as enforcement of such terms may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally.

                  (iv) No Violation. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the limited liability company agreement of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

                  (v) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or
         (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

                  (vi) Chief Executive Office. The chief executive office of the Seller is 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677.

                  (vii) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

                  (viii) No Notice. The Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.

                  (ix) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  (x) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

                  (xi) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

                  (xii) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

                  (xiii) Legal Compliance. The Seller is not in violation of, and the execution and delivery of this Agreement and the other Basic Documents to which the Seller is a party by it and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

                  (xiv) Creditors. The Seller did not sell the Receivables to the Depositor with any intent to hinder, delay or defraud any of their creditors.

                  (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                  (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by a Dealer located in the United States of America for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with the Seller's credit policies as of the date of origination or acquisition of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing Dealer Agreement and has been validly assigned by such Dealer to the Seller,
         (B) has created or shall create a valid, subsisting and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle, which security interest is assignable by the Seller to the Depositor, and by the Depositor to the Issuer, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for fixed level monthly payments (provided that the payment in the last month of the term of the Receivable may be different from the level scheduled payments) that fully amortize the Amount Financed by maturity and yield interest at the APR and (E) amortizes using the simple interest method.

                  (ii) Compliance with Law. Each Receivable and the sale of the related Financed Vehicle complied at the time it was originated or made, and at the time of execution of this Agreement complies, in all material respects with all requirements of applicable federal, state and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z," the Soldiers' and Sailors' Civil Relief Act of 1940, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws applicable to such Receivable.

                  (iii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and
         (B) as such Receivable may be modified by the application after the Transfer Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  (iv) No Government Obligor. No Receivable is due from the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

                  (v) Obligor Bankruptcy. To the best of the Seller's knowledge, at the Cutoff Date with respect to the Initial Receivables and at the Subsequent Cutoff Date with respect to the Subsequent Receivables, no Obligor is or has been, since the origination of the related Receivable, the subject of a bankruptcy proceeding.

                  (vi) Schedule of Receivables. With respect to the Initial Receivables, the information set forth in Schedule I to this Agreement is true and correct in all material respects as of the close of business on the Initial Cutoff Date and with respect to the Subsequent Receivables, the information set forth in Schedule A to the Subsequent Purchase Agreement is true and correct in all material respects as of the close of business on the Subsequent Cutoff Date.

                  (vii) Marking Records. By the applicable Transfer Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Depositor by the Seller and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and the Subsequent Transfer Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

                  (viii) Computer Tape. The computer tape regarding the Initial Receivables made available by the Seller to the Depositor is complete and accurate in all material respects as of the Cutoff Date and the computer tape regarding the Subsequent Receivables to be made available by the Seller to the Depositor is complete and accurate in all material respects as of the related Subsequent Transfer Date.

                  (ix) No Adverse Selection. No selection procedures (other than those specified herein) believed by the Seller to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables.

                  (x) Chattel Paper. Each Receivable constitutes chattel paper within the meaning of the UCC as in effect in the State of origination.

                  (xi) One Original. There is only one original executed copy of each Receivable.

                  (xii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien of the related Receivable in whole or in part. None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File. No Receivable has been modified as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  (xiii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement, the Subsequent Purchase Agreement, the Subsequent Transfer Agreement or the Sale and Servicing Agreement, as applicable, or the pledge of such Receivable under the Indenture.

                  (xiv) Title. It is the intention of the Seller that the transfers and assignments herein contemplated constitute sales of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the appointment of a receiver or conservator for a Seller under any receivership, bankruptcy law, insolvency or banking law. Immediately prior to the Closing Date, no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement (or the Subsequent Purchase Agreement or by the Depositor to any other Person other than to the Issuer pursuant to the Sale and Servicing Agreement or the Subsequent Transfer Agreement). Immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee pursuant to the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

                  (xv) Security Interest in Financed Vehicle. Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement or the Subsequent Purchase Agreement, each Receivable is secured by a first priority perfected security interest in the related Financed Vehicle in favor of BMW FS as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of the BMW FS as secured party. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle such Lien Certificate shall be received within 120 days of the Closing Date and shall show, BMW FS or its predecessor in interest named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, BMW FS has received written evidence that such Lien Certificate showing BMW FS as first lienholder has been applied for. Each Dealer's security interest in any Receivable originated by such Dealer has been validly assigned by the Dealer to BMW FS. BMW FS' security interest has been validly assigned to the Depositor pursuant to this Agreement or the Subsequent Purchase Agreement. BMW FS has the legal right to repossess or recover by legal process the Financed Vehicle in its name.

                  (xvi) All Filings Made. All filings (including UCC filings) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables and the Indenture Trustee a first priority perfected security interest in the Receivables have been made or will be made on the Closing Date.

                  (xvii) No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and the operation of any terms of the Receivable or the exercise by the Seller or the Obligor of any right under the Receivable will not render the Receivable unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

                  (xviii) No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days) as of the Cutoff Date, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. On or prior to the applicable Transfer Date, no Financed Vehicle has been repossessed.

                  (xix) Insurance. The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering each Financed Vehicle and, under the terms of the related Receivable, the Obligor is required to maintain such insurance.

                  (xx) Final Scheduled Maturity Date. No Receivable has a final scheduled payment date later than six months prior to the Class B Final Scheduled Payment Date.

                  (xxi) Certain Characteristics of the Receivables. As of the applicable Cutoff Date, (A) each Receivable had an original maturity of not less than 3 or more than 66 months and (B) no Receivable was more than 30 days past due.

                  (xxii) No Foreign Obligor. All of the Receivables are due from Obligors with billing addresses within the United States of America, its territories and possessions.

                  (xxiii) No Extensions. The number or timing of scheduled payments has not been changed on any Receivable on or before the Closing Date or the Subsequent Transfer Date, as applicable, except as reflected on the computer tape delivered in connection with the sale of the Receivables.

                  (xxiv) Scheduled Payments. Each Initial Receivable had a first scheduled payment due on or prior to 45 calendar days after the origination date thereof, provided, however, that with respect to Subsequent Receivables relating to motorcycles the first Scheduled Payment shall have been due on or prior to 90 calendar days after the origination date thereof. Each Obligor has been instructed to make all scheduled payments to BMW FS. To the best knowledge of the Seller, each Obligor has paid the entire down payment called for by the contract.

                  (xxv) Reserved.

                  (xxvi) Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (A) a fully executed original of the Receivable,
         (B) the original Lien Certificate or application therefor together with such other documents that the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle, and (C) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle. Each of such documents that is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (A), (B) and (C) above have been properly filled in and each form has otherwise been correctly prepared in all material respects. Notwithstanding the above, the complete Receivable File for each Receivable, (x) shall fulfill the documentation requirements of the Seller's credit policies as in effect on the date of origination of such Receivable and (y) is in possession of the Servicer and Custodian, as applicable, on the Transfer Date. The blanket power of attorney granted to the Indenture Trustee and the original Lien Certificate are the only documents necessary to permit the Indenture Trustee to submit the Lien Certificate for each Financed Vehicle for retitling in the name of the Indenture Trustee as secured party in the event such retitling were required or otherwise permitted under the Basic Documents.

                  (xxvii) Receivables Not Assumable. No Receivable is assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

                  (xxviii) Tax Liens. To the best of the Seller's knowledge, there is no Lien against any Financed Vehicle for delinquent taxes.

                  (xxix) No Impairment. The Seller has not done anything to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

                  (xxx) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

                  (xxxi) No Liens. No Liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the related Receivable.

                  (xxxii) APR. No Initial Receivable has an APR of less than 0% and the weighted average coupon on the pool of Initial Receivables is at least 7.63%.

                  (xxxiii) Remaining Term. Each Receivable has a remaining term of at least one month and no more than 66 months.

                  (xxxiv) Seasoning. The weighted average number of months since the initial installment due date for the Initial Receivables is at least 7.75 months.

                  (xxxv) Remaining Balance. Each Initial Receivable has a remaining balance of at least $100.00.

                  (xxxvi) New Vehicles. At least 47.51% of the aggregate principal balance of the Initial Receivables is secured by Financed Vehicles which were new at the date of origination.

                  (xxxvii) No Repossessions. No Financed Vehicle has been repossessed prior to the applicable Transfer Date.

                  (xxxviii) Initial Payment. The Obligor with respect to each Receivable has made at least one scheduled payment.

                  (xxxix) No Proceedings. As of the Cutoff Date, there are no proceedings pending, or to the best of the Seller's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

                  (xl) Each Dealer from whom the Seller purchases Receivables directly has entered into a Dealer Agreement with the Seller providing for the sale of Receivables from time to time by such Dealer to the Seller. Each Dealer Agreement is substantially in the form attached to the Sale and Servicing Agreement as Exhibit D, except for immaterial modifications or deviations from the Dealer Agreement. Such modifications and deviations from the Dealer Agreement will not have a material adverse effect on the Noteholders. (xli) BMW FS has duly fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and assignment of the Receivables.

                  (xlii) No Consent. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Depositor or the Trust or the pledge of the Receivables by the Trust to the Indenture Trustee.

                  (xliii) No Transfer Taxes. The sale, transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement and the Subsequent Purchase Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due. In the event the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Issuer or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee and the Issuer shall have no obligation to pay such Transfer Taxes).

                  (xliv) Reserved.

                  (xlv) Aggregate Balance. The aggregate principal balance of the Initial Receivables as of the Initial Cutoff Date is equal to $1,489,992,839.91.

                  (xlvi) Geographic Distribution. No more than 5% of the aggregate principal balance of the Receivables as of the Cutoff Date is attributable to Receivables with Obligors having a billing address in any single State other than California, Texas, New York and Florida, which represent no more than 27.2%, 7.72%, 6.72% and 6.0%, respectively.

                  (xlvii) No Advances. No advances have been made to Obligors in order to meet any representation and warranties herein set forth; provided, however, that Receivables may have had up to four extensions prior to the Cutoff Date, subject to the following: (A) each such extension was made in conformity with the Extension Policy and (B) each extended Receivable satisfies in all material respects all applicable requirements under BMW FS' credit and collection policies as of the date of its origination.

                  (xlviii) Amount Financed. At the time each Receivable was acquired from the Dealer, the Amount Financed was fully disbursed. There is no requirement for future advances of principal thereunder, and all fees and expenses in connection with the origination of such Receivable have been paid.

                  (xlix) The computer tape from which the selection of the Initial Receivables being acquired on the Closing Date was made available to the accountants that are providing a comfort letter to the Depositor, the Underwriters and the Noteholders in connection with the numerical information regarding the Receivables and the Notes contained in the Prospectus Supplement and such information in the Prospectus Supplement with respect to the Receivables and the Notes was complete and accurate as of its date and includes a description of the same Receivables that are described in Schedule I to this Agreement.

                  (l) Reserved.

                  (li) In connection with the purchase of each Receivable, the Seller required the related Dealer to furnish evidence that the related Financed Vehicle was covered by a physical damage insurance policy (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Seller as a loss payee and
         (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

                  (lii) The Dealer that sold each Receivable to BMW FS has entered into the Dealer Agreement and such Dealer Agreement, together with the assignment and related documentation signed by the Dealer, constitutes the entire agreement between BMW FS and the related Dealer with respect to the sale of such Receivable to BMW FS. Each such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of such Dealer, there have been no material defaults by BMW FS under such Dealer Agreement; BMW FS has fully performed all of its obligations under such Dealer Agreement; BMW FS has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement; the purchase price

         (as specified in the applicable Dealer Agreement) for such Receivable has been paid in full, other than any dealer reserve, by BMW FS; and any payment owed to such Dealer by BMW FS is a corporate obligation of BMW FS.

                  (liii) Each Receivable requires the Obligor to maintain the related Financed Vehicle in good and workable order and to obtain and maintain physical damage insurance on the related Financed Vehicle subject thereto and to name the Seller as a loss payee.

                  (liv) No Receivable constitutes a "consumer lease" under either (a) the UCC as in effect in the jurisdiction whose law governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

                  (c) BMW FS makes the following additional representations and warranties with respect to the Subsequent Receivables and the pool of Receivables as of the Subsequent Transfer Date, on which the Depositor relies in accepting such Receivables and in transferring such Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Receivables to the Depositor, the subsequent sale, transfer and assignment of the Subsequent Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Subsequent Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                  (i) APR. The minimum APR for the Subsequent Receivables is 6.10% and the weighted average APR for the Subsequent Receivables is not less than 8.00%.

                  (ii) New Vehicles. After the inclusion of the Subsequent Receivables, at least 45% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination.

                                   ARTICLE IV

                                   CONDITIONS

         SECTION 4.01. Conditions to Obligation of the Depositor. The obligation of the Depositor to purchase the Receivables is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

                  (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Receivables have been sold to the Depositor pursuant to this Agreement and deliver to the Depositor the Schedule of Receivables, certified by the Seller's President, Vice President or Treasurer to be true, correct and complete.

                  (c) Documents To Be Delivered by the Seller on the Transfer
Date:

                  (i) Reserved.

                  (ii) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in New Jersey in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Depositor, as secured party, describing the Receivables and the other assets assigned to the Depositor pursuant to Section 2.01 or 2.03 hereof, as applicable, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Depositor. The Seller shall deliver to the Depositor a file-stamped copy or other evidence satisfactory to the Depositor of such filing on or prior to the Transfer Date.

                  (iii) Opinions of Seller's Counsel. On or prior to the Closing Date, the Depositor shall have received the opinions of counsel to the Seller, in form and substance satisfactory to the Depositor, as to the matters set forth in Exhibit A hereto and such other matters as the Depositor has heretofore requested or may reasonably request.

                  (iv) Other Documents. Such other documents as the Depositor may reasonably request.

                  (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

         SECTION 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Depositor is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Depositor hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

                  (b) Receivables Purchase Price. On the Transfer Date, the Depositor shall have delivered to the Seller the purchase price specified in
Section 2.01 hereof in the case of the Initial Receivables, or specified in the

Subsequent Purchase Agreement in the case of the Subsequent Receivables.

                  (c) Opinion of Counsel. The Depositor shall have furnished to the Seller an Opinion of Counsel, dated the Closing Date, to the effect that:

                  (i) the Depositor has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) each of this Agreement, the Sale and Servicing Agreement and the Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, receivership, conservatorship or similar laws relating to or affecting creditors' rights generally or the rights of creditors, or of the FDIC as insurer, regulator, conservator or receiver, of banks the accounts of which are insured by the FDIC in particular and except that such counsel need express no opinion as to the availability of equitable remedies or the enforceability of rights of indemnification for violations of federal securities laws;

                  (iii) no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein or in this Agreement, the Sale and Servicing Agreement, the Trust Agreement or the Indenture (collectively, the "Basic Documents"), except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Notes by the Underwriters, the filing of the UCC-1 financing statements relating to the conveyance of the Receivables and the other Trust Property by the Seller to the Depositor and of the Receivables and the other Trust Property by the Depositor to the Trust and by the Trust to the Indenture Trustee for the benefit of the Noteholders and the filing of the UCC-1 financing statements relating to the security interests in the Eligible Investments included in the Reserve Account, and such other approvals (which shall be specified in such opinion) as have been obtained and such filings as have been made or are in the process of being made;

                  (iv) none of the issue and sale of the Notes and Certificates, the execution and delivery of this Agreement, the Sale and Servicing Agreement or the Trust Agreement, the consummation of any other of the transactions herein or therein contemplated or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under, the limited liability company agreement of the Depositor or the terms of any indenture or other agreement or instrument known to such counsel and to which the

         Depositor is a party or by which it is bound, or any judgment, order or decree known to such counsel to be applicable to the Depositor of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over the Depositor; and

                  (v) the Registration Statement, and each amendment thereto, as of its effective date (other than any financial, numerical or statistical information contained or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

                                    ARTICLE V

                    COVENANTS OF THE SELLER AND THE DEPOSITOR

         The Seller and the Depositor agree with each other, respectively, and the Indenture Trustee as follows:

                  SECTION 5.01. Protection of Right, Title and Interest.
                                ---------------------------------------

                  (a) Filings. The Seller shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller, the Depositor, the Trust and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Depositor hereunder, the Trust under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Estate. The Seller shall deliver to the Depositor and the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Depositor shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

                  (b) Name Change. If the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Depositor's interest in the property conveyed pursuant to
Section 2.01.

         SECTION 5.02. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Depositor, the Trust and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Seller.

         SECTION 5.03. Costs and Expenses. BMW FS agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the other property included in the Trust Estate.

         SECTION 5.04. Hold Harmless. BMW FS shall protect, defend, indemnify and hold the Depositor, the Issuer, the Underwriters and their respective assigns and their employees, officers and directors harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, or (iii) any failure of a Receivable to be originated in compliance with all applicable requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

         SECTION 5.05. Subsequent Receivables.
                       ----------------------

                  (a) If the final Subsequent Transfer Date occurs on or prior to August 6, 2001, BMW FS agrees to deliver to the Depositor written results from a third party acceptable to the Depositor at the expense of BMW FS, regarding a tape to file data integrity review upon the transfer of any Subsequent Receivables.

                  (b) Following the final Subsequent Transfer Date, the Depositor shall file with the Securities and Exchange Commission a Form 8-K disclosing the characteristics of the Subsequent Receivables.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SECTION 6.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         SECTION 6.02. Repurchase Events. The Seller hereby covenants and agrees with the Depositor for the benefit of the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, shall constitute an event obligating the Seller to repurchase the Receivables to which such failure or breach is applicable (each, a "Repurchase Event"), at the Purchase Amount, from the Depositor or from the Issuer, as applicable, unless any such failure or breach shall have been cured by the last day of the first Collection Period following the discovery or notice thereof by or to the Seller or the Servicer.

         SECTION 6.03. Depositor Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Depositor shall assign, without recourse, representation or warranty, to the repurchasing Seller all of the Depositor's right, title and interest in and to such Receivables and all security and documents relating thereto.

         SECTION 6.04. Transfer to the Issuer. The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Receivables to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 6.02, are intended to benefit the Issuer and the Noteholders. The Seller hereby consents to such transfers and assignments and agrees that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor.

         SECTION 6.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, but without the consent of the Noteholders or the Certificateholders, by a written amendment duly executed and delivered by the Seller and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder; provided further, that such action shall not be deemed to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings of then assigned to the Notes or the Certificates. This Agreement may also be amended by the Seller and the Depositor, with prior written notice to the Rating Agencies and the prior written consent of Holders of Notes evidencing at least a majority of the Outstanding Amount of the Controlling Class of Notes and the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Percentage Interests, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes or the Certificates that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

         SECTION 6.06. Waivers. No failure or delay on the part of the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement or the Bill of Sale shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         SECTION 6.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677,
Attention: Vice President of Finance and Risk; (b) in the case of the Servicer, Administrator and Custodian, to 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, Attention: Vice President of Finance and Risk, (c) in the case of the Seller, 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677,
Attention: Vice President of Finance and Risk; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement); (e) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, (g) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041,
Attention: Asset Backed Surveillance Department, and (h) in the case of Fitch, to One State Street Plaza, New York, New York 10004 (telecopier no. (212) 635-0476) Attention: Asset Backed Surveillance; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 6.08. Costs and Expenses. The Seller shall pay all expenses incident to the performance of their obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Depositor, in connection with the perfection as against third parties of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

         SECTION 6.09. Representations of the Seller and the Depositor. The respective agreements, representations, warranties and other statements by the Seller and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02 and the transfers and assignments referred to in Section 6.04.

         SECTION 6.10. Confidential Information. The Depositor agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of the Depositor's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or any other Basic Document, or as required by any of the foregoing or by law.

         SECTION 6.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

         SECTION 6.12. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 6.13. Counterparts. This Agreement may be executed in counter-parts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 6.14. Third Party Beneficiary. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

         SECTION 6.15. No Proceedings. So long as this Agreement is in effect, and for one year plus one day following its termination, each of the Seller and the Depositor agree that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                                 BMW FINANCIAL SERVICES NA, LLC

                                 By:_________________________________
                                    Name:
                                    Title:

                                 By:_________________________________
                                    Name:
                                    Title:



                                 BMW FS SECURITIES LLC

                                 By:_________________________________
                                    Name:
                                    Title:

                                 By:_________________________________
                                    Name:
                                    Title:

                                    EXHIBIT A

                MATTERS ADDRESSED IN OPINION OF SELLER'S COUNSEL

                                    EXHIBIT B

                          SUBSEQUENT PURCHASE AGREEMENT

         SUBSEQUENT PURCHASE AGREEMENT (the "Agreement") dated as of _________, between BMW FS Securities LLC, a Delaware limited liability company (the "Depositor") and BMW Financial Services NA, LLC ("BMW FS").

         Reference is hereby made to the Receivables Purchase Agreement (the "Purchase Agreement") dated as of May 1, 2001, between BMW FS and the Depositor.

         WHEREAS, BMW FS wishes to sell the Contracts listed on Schedule A hereto having, as of ________ (the "Subsequent Cutoff Date"), an aggregate outstanding principal balance of $___________ (the "Subsequent Receivables") to the Depositor, and the Depositor wishes to purchase such Subsequent Receivables for the purchase price of
$____________;

         NOW, THEREFORE, BMW FS and THE DEPOSITOR hereby agree as follows:

         Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined herein shall the meanings ascribed to them in the Purchase Agreement.

         Section 1.02. Subsequent Receivables. Schedule A attached hereto constitutes the Subsequent Receivables to be sold to the Depositor.

         Section 1.03. Transfer of Subsequent Contracts to the Depositor. Pursuant to and upon the representations, warranties and agreements on the part of BMW FS in the Purchase Agreement and herein and in consideration of payment of the purchase price above stated, BMW FS does hereby sell, assign, transfer and otherwise convey unto the Depositor, without recourse (except as expressly provided in the Purchase Agreement), all of its right, title and interest in and to (1) the Subsequent Receivables and all monies received thereon on or after the Subsequent Cutoff Date; (2) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Subsequent Receivables and any of its other interest in such Financed Vehicles; (3) any Liquidation Proceeds and any other proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy; (4) any property that shall have secured a Subsequent Receivable and shall have been acquired by or on behalf of BMW FS; (5) all documents and other items contained in the Receivables Files; (6) all proceeds from any Subsequent Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and (7) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Depositor of any obligation of BMW FS to the Obligors, insurers or any other person in connection with the Subsequent Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them. It is the intention of BMW FS and the Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Subsequent Receivables from BMW FS to the Depositor, conveying good title thereto free and clear of any Liens, and that the Subsequent Receivables shall not be a part of BMW FS' estate in the event of the filing of a bankruptcy petition by or against BMW FS under any bankruptcy or similar law.

         Section 1.04. Representations of BMW FS. BMW FS hereby represents and warrants to the Depositor and the Indenture Trustee that its representations and warranties set forth in Section 3.02 of the Purchase Agreement with respect to itself and the Subsequent Receivables, are true and correct as of the date of this Agreement and that all conditions precedent set forth in Section 2.03(b) of the Purchase Agreement have been satisfied.

         Section 1.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 1.06. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 1.07. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 1.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CON-STRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 1.09. Third Party Beneficiaries. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if each were a party hereto.

         Section 1.10. Ratification of Agreement. As supplemented by this Agreement, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Subsequent Purchase Agreement to be duly executed as of the date first above written.


                         BMW FS SECURITIES LLC

                         By:   /s/ Robert E. Devine
                               -----------------------------------------------
                               Name: Robert E. Devine
                               Title: Vice President


                         By:   /s/ Gerald Holzmann
                               -----------------------------------------------
                               Name: Gerald Holzmann
                               Title: Vice President - Finance




                         BMW FINANCIAL SERVICES NA, LLC

                         By:   /s/ Robert E. Devine
                               -----------------------------------------------
                               Name: Robert E. Devine
                               Title: Vice President


                         By:   /s/ Gerald Holzmann
                               -----------------------------------------------
                               Name: Gerald Holzmann
                               Title: Vice President - Finance

                                  SCHEDULE A TO

                          SUBSEQUENT PURCHASE AGREEMENT

                       Schedule of Subsequent Receivables
                       ----------------------------------

                                    EXHIBIT C

                              PROSPECTUS SUPPLEMENT

                                   SCHEDULE I

                             Schedule of Receivables
                             -----------------------

              [To be delivered to the Indenture Trustee at Closing]

                                   SCHEDULE II

                          Location of Receivable Files
                          ----------------------------



BMW Financial Services NA, LLC
5515 Park Center Circle
Dublin, Ohio 43017

                                  SCHEDULE III

                            Receivable File Schedule
                            ------------------------

1. All documents obtained or created in connection with the credit investigation.

2. All Obligor records including without limitation (i) file copy of Receivable; (ii) copy Dealer assignment (if applicable) and any intervening assignments; (iii) warranty copy (if applicable); (iv) credit life insurance policy (if applicable); (v) proof of auto insurance or obligor agreement to provide such insurance; (vi) title application; (vii) contract verification sheet; and (viii) original application or electronic copy thereof.

3. Original document envelope together with all documents maintained therein.

4. Any and all other documents that the Servicer shall keep on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.